PURECYCLE PROVIDES THIRD QUARTER 2024 UPDATE

Orlando, Fla. – November 7, 2024 – PureCycle Technologies, Inc. (Nasdaq: PCT), a U.S.-based company revolutionizing plastic recycling, today, announced a corporate update for the third quarter ending September 30, 2024.

Management Commentary

PureCycle CEO Dustin Olson commented, “The third quarter represented meaningful progress for the Company on multiple fronts. The Company has significantly improved our rates, reliability, and product quality at Ironton. While there is still more work to be done, we are confident in continuing to move the Ironton Facility forward and pursuing nameplate capacity targets in the future. These achievements are allowing the Company to turn its focus toward the next phase of PureCycle’s growth by ramping-up our commercialization efforts.” Olson continued, “With positive customer feedback and initial success in commercial trials, Q3 was a pivotal time for the team. We are seeing strong interest in our product by leading companies from several market channels and plan to increase production to meet those needs. The Company believes this should lead to meaningful sales going into 2025.”

Ironton Facility Update

As previously announced, the Ironton Facility hit three key production milestones before the end of the third quarter, including one million pounds of feedstock processed in a week; 200,000 pounds of feedstock processed in a day; and feed rates of more than 10,000 pounds per hour. Each of these targets was set with a focus on proving out specific elements of the plant. With the facility having shown greater reliability and uptime, the Company can focus on ramping toward nameplate capacity and improving product quality.

The equipment updates to the co-product 2 (CP2) removal system have been commissioned and are working as designed. In addition to the CP2 removal improvements, the Company advanced its sorting strategy in mid-October by commissioning a new 325,000 square foot facility located in Denver, Pennsylvania. The facility sorts mixed plastic bales using optical and robotic sorting technologies. With these technologies, the facility has been able to improve the polypropylene concentration of the mixed bales from ~60-80% to ~90-95%. The higher concentration of polypropylene combined with the improved CP2 removal system has led to greater output and improved quality at the Ironton Facility.

Commercial Update

The market continues to lack high quality recycled material and PureCycle offers an answer for companies looking to achieve their sustainability goals. Initial feedback from customers in the qualification process has been very positive and the Company is working to convert these trials into orders in the near future. The Company has produced and built meaningful inventory to meet near term expected demand and give customers confidence Ironton will be able to ramp-up to meet their needs.

The increased production volume at the Ironton Facility and expanded efforts with compounding allowed the Company to introduce samples to new markets and further trials with potential customers. PureCycle recently provided The Procter & Gamble Company (P&G) with compounded material. This will allow P&G to begin the approval process for the recycled resin in various applications. PureCycle plans to provide material to P&G for production beginning in Q2 or Q3 of 2025.

The Company completed multiple trials with customers in the fiber market, which has been an underserved area when it comes to recycled polypropylene. These trials were conducted with some of the largest fiber manufacturers in the country and built upon earlier smaller-scale successful trials. PureCycle worked with the manufacturers to produce continuous filament and staple fibers with varying product properties that should allow for the introduction into applications such as carpet, clothing, upholstery, and automotive.

The Company also progressed the approval process with one of the largest global automotive manufacturers for both interior and exterior applications. The first application would include PureCycle resin from 100% recycled feedstock.

PureCycle Financial Update

On August 7, 2024 the Company sold approximately $22.5 million in aggregate par amount of its Series A Southern Ohio Port Authority Revenue Bonds to certain investors. The Company received $18 million in gross proceeds.

In September, PureCycle entered into a series of transactions with Sylebra Capital Management and Samlyn Capital, LLC and raised gross proceeds of $90 million. The capital raised should allow the Company to continue with its investments to facilitate future growth. At the end of the recent third quarter, the Company had an unrestricted and restricted cash balance of $93.7 million.

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PureCycle Contact

Christian Bruey

cbruey@purecycle.com

+1 (352) 745-6120

About PureCycle Technologies

PureCycle Technologies LLC., a subsidiary of PureCycle Technologies, Inc., holds a global license for the only patented solvent-driven purification recycling technology, developed by The Procter & Gamble Company (P&G), that is designed to transform polypropylene plastic waste (designated as No. 5 plastic) into a continuously renewable resource. The unique purification process removes color, odor, and other impurities from No. 5 plastic waste resulting in an ultra-pure recycled (UPR) plastic that can be recycled and reused multiple times, changing our relationship with plastic. www.purecycle.com

Forward-Looking Statements

This press release contains forward-looking statements, including statements about the continued execution of PureCycle’s business plan, the expected timing of commercial sales, the commercialization of Ironton operations, the expected increase in production of the Ironton operations, the planned compounding operations, the sourcing of materials, and planned future updates. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or

PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of PureCycle’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and PureCycle’s Quarterly Reports on Form 10-Q for various quarterly periods, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following: PCT's ability to obtain funding for its operations and future growth and to continue as a going concern; PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT’s ultra-pure recycled (“UPR”) resin in food grade applications (including in the United States, Europe, Asia and other future international locations); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT’s facilities (including in the United States, Europe, Asia and other future international locations); expectations and changes regarding PCT’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT’s ability to invest in growth initiatives; the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) to be appropriately certified by Leidos, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner or at all; PCT’s ability to meet, and to continue to meet, the requirements imposed upon it and its subsidiaries by the funding for its operations, including the funding for the Ironton Facility; PCT’s ability to minimize or eliminate the many hazards and operational risks at its manufacturing facilities that can result in potential injury to individuals, disrupt its business (including interruptions or disruptions in operations at its facilities), and subject PCT to liability and increased costs; PCT’s ability to complete the necessary funding with respect to, and complete the construction of, (i) its first U.S. multi-line facility, located in Augusta, Georgia, and (ii) its first commercial-scale European plant located in Antwerp, Belgium, in a timely and cost-effective manner; PCT’s ability to procure, sort and process polypropylene plastic waste at its planned plastic waste prep facilities; PCT’s ability to maintain exclusivity under the Procter & Gamble Company license; the implementation, market acceptance and success of PCT’s business model and growth strategy; the success or profitability of PCT’s offtake arrangements; the ability to source feedstock with a high polypropylene content at a reasonable cost; PCT’s future capital requirements and sources and uses of cash; developments and projections relating to PCT’s competitors and industry; the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party including the securities class action and putative class action cases; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, and other macro-economic impacts; turnover in employees and increases in employee-related costs; changes in the prices and availability of labor (including labor shortages), transportation and materials, including inflation, supply chain conditions and its related impact on energy and raw materials, and PCT’s ability to obtain them in a timely and cost-effective manner; any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine and the conflict in the Middle East); the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; and operational risk.